SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549

                              FORM 8-K

                           CURRENT REPORT

              Pursuant to Section 13 or 15 (d) of the
                  Securities Exchange Act of 1934

              Date of Report (Date of earliest event
                    reported):  October 24, 1995


                          NS GROUP, INC.
       (Exact name of registrant as specified in its charter)


         Kentucky            1-9838             61-0985936
     (State or other      (Commission         (IRS Employer
     jurisdiction of       File No.)           I.D. Number)
     incorporation)


     Ninth & Lowell Streets, Newport, Kentucky      41072
     (Address of principal executive offices)     (Zip Code)


     Registrant's telephone number, including area code:
                         (606) 292-6809


     Item  5.  Other Events

               On October 24, 1995, the Registrant issued a
                    press release announcing that it expects to

                    incur a loss before extraordinary charge for

                    its fiscal 1995 fourth quarter ending
                    September 30, 1995 in the range of $.40 to $.45 per share. A copy of such press release is filed as Exhibit 99 hereto and incorporated
                    herein by reference.

     Item  7.  Financial Statements, Pro Forma Financial
               Information and Exhibits

               (c)  Exhibits

                    99.  Press release dated October 24, 1995.



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange
     Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NS Group, Inc.
                                 (Registrant)


                                 By:/s/John R. Parker
                                 John R. Parker
                                 Vice President and
                                 Treasurer, Principal
                                 Financial Officer

     Date:  November 3, 1995